U.S. Securities and Exchange Commission
                         Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2005


                                ADA-ES, INC.
           ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


    Colorado                 000-50216               84-1457385
----------------------      -----------          -----------------
(State or other 		(Commission          (I.R.S. Employer
jurisdiction of          File Number)        Identification No.)
incorporation)


8100 SouthPark Way, B, Littleton, Colorado           80120
------------------------------------------          --------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                          Not Applicable
                         ----------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  Entry into a Material Definitive Agreement

On October 21 and 24, 2005 ADA-ES, Inc. (ADA-ES) entered into several Subscription Agreements and privately sold 789,089 shares of its common stock to a limited number of institutional accredited investors (the Investors) at a price of $17.00 per share, for a total offering price of $13,414,513. The net proceeds to ADA-ES from the sales are expected to total $12.6 million. Pritchard Capital Partners, L.L.C. and Adams Harkness, Inc. acted as the placement agents for the sales and received a total cash fee of 6% of the gross proceeds of the offering as well as reimbursement for certain offering expenses. This private placement was conducted in accordance with Rule 506 of Regulation D of the Securities Act of 1933, as amended. The shares purchased in the offering are restricted securities that may not be resold unless they are registered under the Securities Act or an exemption from registration is available. In connection with the offering, ADA-ES approved a new form of stock certificate, filed herewith as Exhibit 4.1.

As a requirement of the Subscription Agreements, ADA-ES also entered into a Registration Rights Agreement with the Investors in which it agreed to use its best efforts to prepare and file a registration statement on the shares sold within 90 days of the closing date and cause such statement to become effective within 150 days after that date. The Company also granted the Investors certain "piggyback" registration rights in the event the Company registers certain other equity securities and certain demand registration rights as part of the transaction. Please see the Registration Rights Agreement filed herewith as Exhibit 10.1 for additional information.

Item 3.02 Unregistered Sale of Equity Securities
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Please see the disclosure under Item 1.01 above, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
----------------------------------------
On October 26, 2005, ADA-ES, Inc. issued a press release announcing the unregistered sale of equity securities described above. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits
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(d)
The following items are filed as exhibits to this report:

4.1  Form of specimen common stock certificate
10.1 Registration Rights Agreement dated as of October 21, 2005 among ADA-ES and various investors party thereto

The following item is furnished as an exhibit to this report:

99.1   Press release, dated October 26, 2005, issued by ADA-ES, Inc.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADA-ES, Inc.
                                     Registrant
Date:  October 26, 2005          /s/ Mark H. McKinnies
                                 ----------------------
                                 Mark H. McKinnies
                                 Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.                 Description
-----------               -----------------
4.1             Form of specimen common stock certificate
10.1 Registration Rights Agreement dated as of October 21, 2005 among ADA-ES and various investors party thereto
99.1 	          Press release dated October 26, 2005